ORDER FOR SUPPLIES OR SERVICES

Field	Value
1. CONTRACT/PURCH ORDER/ AGREEMENT NO.	N6553806M0176
2. DELIVERY ORDER/ CALL NO.	
3. DATE OF ORDER/CALL (YYYYMMMDD)	2006 May 17
4. REQUISITION/PURCH REQUEST NO.	N6553806PRR0152
5. PRIORITY	DO-C9

6. ISSUED BY CODE N65538

DEPT. OF THE NAVY
NAVAL SEA LOGISTICS CENTER, BLDG 307
5450 CARLISLE PIKE, P. O. BOX 2060
MECHANICSBURG, PA 17055-0795
SEYLAR, P.J. 717-605-6690
Patricia.Seylar@navy.mil

7. ADMINISTERED BY *(If other than 6)* CODE N65538

DEPT. OF THE NAVY
NAVAL SEA LOGISTICS CENTER, BLDG 307
5450 CARLISLE PIKE, P. O. BOX 2060
MECHANICSBURG, PA 17055-0795

8. DELIVERY FOB
- [X] DESTINATION
- [ ] OTHER (SEE SCHEDULE IF OTHER)

9. CONTRACTOR CODE 3GEJ7 FACILITY CODE

NAME AND ADDRESS: XIOM CORP
68A LAMAR STREET
WEST BABYLON NY 11704

THOMAS GARDEGA 631-643-4400

TIN: 11-3460949

10. DELIVER TO FOB POINT BY (Date) (YYYYMMMDD) 2007 Jan 19

11. X IF BUSINESS IS
- [X] SMALL
- [ ] SMALL DISAD-VANTAGED
- [ ] WOMEN-OWNED

12. DISCOUNT TERMS Net 30

13. MAIL INVOICES TO ADDRESS IN BLOCK SEE SCHEDULE, SECTION G.1

14. SHIP TO Ult Dest: SBIR CODE SBIR

SMALL BUSINESS INNOVATION RESEARCH AWARD
FOR ALL DELIVERABLES - SEE EXHIBIT A
DD1423 CONTRACT DATA REQUIREMENTS LIST
AND CONTRACT DATA REQ. DISTRIBUTION

15. PAYMENT WILL BE MADE BY CODE N68892

DFAS-CHARLESTON OPERATING LOCATION
VENDOR PAY & TRAVEL DIV, CODE FPV(65538)
1545 TRUXTON AVE.
CHARLESTON, SC 29405-1968 (EFT:T)

MARK ALL PACKAGES AND PAPERS WITH CONTRACT OR ORDER NUMBER

16. TYPE OF ORDER

DELIVERY/CALL: This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.

PURCHASE: X Reference your furnish the following on terms specified herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME OF CONTRACTOR | SIGNATURE | TYPED NAME AND TITLE | DATE SIGNED (YYYYMMMDD)

[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:

17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE

See Attached Schedule $ 70,000.00

SBIR

18. ITEM NO.	19. SCHEDULE OF SUPPLIES/SERVICES	20. QUANTITY ORDERED/ ACCEPTED*	21. UNIT	22. UNIT PRICE	23. AMOUNT
	A. DISTRIBUTION: (1) CONTRACTOR (1) PURCHASE FILE (1) DELIVERABLES/ACCEPTING OFFICIAL-TPOC (1) PAYMENT OFFICE- ADDRESS BLOCK 15 (NAFI) (1) NAVSEALOGCEN - N01 (J. BETTS) (2) NAVSEA - M McGUIRE, P.MEDROW (1) PEO SHIPS - E MADDEN				

*If quantity accepted by the Government is same as quantity ordered, indicate by X. If different, enter actual quantity accepted below quantity ordered and encircle.

24. UNITED STATES OF AMERICA, CONTRACTING/ORDERING OFFICER

BY: SEYLAR, P.J. Tel: 717-605-6690
Patricia.Seylar@navy.mil

25. TOTAL US$ $ 70,000.00

26. DIFFERENCES

27A. QUANTITY IN COLUMN 20 HAS BEEN
- [ ] INSPECTED
- [ ] RECEIVED
- [ ] ACCEPTED AND CONFORMS TO THE CONTRACT EXCEPT AS NOTED

B. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

C. DATE (YYYYMMMDD)

D. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

E. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

28. SHIP. NO.
- [ ] PARTIAL
- [ ] FINAL

29. D.O. VOUCHER NO.

30. INITIALS

F. TELEPHONE NUMBER

G. E-MAIL ADDRESS

31. PAYMENT
- [ ] COMPLETE
- [ ] PARTIAL
- [ ] FINAL

32. PAID BY

33. AMOUNT VERIFIED CORRECT FOR

36. I certify this account is correct and proper for payment.

A. DATE (YYYYMMMDD)

B. SIGNATURE AND TITLE OF CERTIFYING OFFICER

34. CHECK NUMBER

35. BILL OF LADING NO.

37. RECEIVED AT	38. RECEIVED BY (Print)	39. DATE RECEIVED (YYYYMMMDD)	40. TOT. CONTAINERS	41. S/R ACCOUNT NO.	42. S/R VOUCHER NO.

CONTINUATION SHEET

DATE OF ORDER	CONTRACT/PURCHASE ORDER NO.	PAGE	OF
2006 May 17	N65538-06-M-0176	2	18

NAME OF VENDOR OR CONTRACTOR

XIOM CORP 00003143

ITEM NO.	SUPPLIES OR SERVICES	QUANTITY ORDERED	UNIT	UNIT PRICE US$	AMOUNT US$
0001	BASE REQUIREMENT: THE CONTRACTOR SHALL PERFORM RESEARCH AND DEVELOPMENT EFFORTS IN ACCORDANCE WITH SECTION C AND THE CONTRACTOR'S SBIR PHASE I PROPOSAL FOR THE TOPIC ENTITLED "IN-SITU APPLICATION OF POWDER COATING TECHNOLOGY", DTD JANUARY 2006 IN RESPONSE TO TOPIC NO. N06-061	1	LO	NSP	NSP
0001AA	FIRST STATUS REPORT (A001) IAW CONTRACT DATA REQUIREMENTS LIST, DD FORM 1423 - EXHIBIT A Accounting and Appropriation Data: AA 1761319 86ED 255 SAS05 0 068342 2D 260420 S18140000010 $ 20,000.00	1	LO	20,000.00	20,000.00
0001AB	SECOND STATUS REPORT (A001) IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A Accounting and Appropriation Data: AA 1761319 86ED 255 SAS05 0 068342 2D 260420 S18140000010 $ 20,000.00	1	LO	20,000.00	20,000.00
0001AC	DRAFT FINAL REPORT (A002) IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A Accounting and Appropriation Data: AA 1761319 86ED 255 SAS05 0 068342 2D 260420 S18140000010 $ 20,000.00	1	LO	20,000.00	20,000.00
0001AD	FINAL REPORT (A002) IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A Accounting and Appropriation Data: AA 1761319 86ED 255 SAS05 0 068342 2D 260420 S18140000010 $ 5,000.00	1	LO	5,000.00	5,000.00
0001AE	PATENT APPLICATION FOR INVENTION (A006) IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A	1	LO	NSP	NSP

CONTINUATION SHEET	DATE OF ORDER	CONTRACT/PURCHASE ORDER NO.	PAGE	OF
	2006 May 17	N65538-06-M-0176	3	18

NAME OF VENDOR OR CONTRACTOR

XIOM CORP 00003143

ITEM NO.	SUPPLIES OR SERVICES	QUANTITY ORDERED	UNIT	UNIT PRICE US$	AMOUNT US$
0001AF	COMMERCIALIZATION REPORT UPDATE (A007) IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A Accounting and Appropriation Data: AA 1761319 86ED 255 SAS05 0 068342 2D 260420 S18140000010 $ 5,000.00	1	LO	5,000.00	5,000.00
0002	DATA ITEMS: THE DATA TO BE FURNISHED SHALL BE PREPARED IN ACCORDANCE WITH THE CONTRACT DATA REQUIREMENTS LIST, DDFORM 1423 - EXHIBIT A	1	LO	NSP	NSP
0003	OPTION I: THE CONTRACTOR SHALL PERFORM RESEARCH AND DEVELOPMENT EFFORTS IN ACCORDANCE WITH SECTION C AND THE CONTRACTOR'S SBIR PHASE I PROPOSAL FOR THE TOPIC ENTITLED "IN-SITU APPLICATION OF POWDER COATING TECHNOLOGY", DTD JANUARY 2006 IN RESPONSE TO TOPIC NO. N06-061	1	LO	NSP	NSP
0003AA	STATUS REPORT (A001) DUE 60 DAYS AFTER OPTION EXERCISED IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A	1	LO	10,000.00	10,000.00
0003AB	FINAL REPORT (A002) DUE 90 DAYS AFTER OPTION EXERCISED IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A	1	LO	20,000.00	20,000.00
0003AC	PATENT APPLICATION FOR INVENTION (A006) IAW CONTRACT DATA REQUIREMENTS LIST DD FORM 1423 - EXHIBIT A APPLICABLE FUNDING DOCUMENT NUMBER N0002406RX12603	1	LO	NSP	NSP

SECTION C – DESCRIPTIONS AND SPECIFICATIONS

C.1 TASKING REQUIREMENTS

Pursuant to the Small Business Innovation Research Program, Phase I, the Contractor shall perform the tasking as set forth in the XIOM CORP proposal
No. N061-061-0005 submitted in January 2006. The effort is in response to SBIR Phase I Topic No. N06-061 entitled, "IN-SITU APPLICATION OF POWDER COATING TECHNOLOGY" which is incorporated herein by reference. The work will be accomplished in accordance with the detailed obligations to which the contractor committed itself in its technical proposal.

TECHNICAL POINT OF CONTACT (TPOC)
Al Holder, NSWC Carderock, Code 613
Phone: (301) 227-4787
Fax: (301) 227-4814
Email: albert.holder@navy.mil

The Technical Point of Contact (TPOC) does not have the authority to take any action, either directly or indirectly, that would change the pricing, quantity, place of performance, delivery schedule, or any other terms and conditions of the contract or to direct the accomplishment of effort which goes beyond the scope of the contractor's proposal.

C.2 DATA REQUIREMENTS

The Contractor shall provide documentation in accordance with the Contract Data Requirements List, (CDRL) DD1423, Data Item Numbers A001 through A007, attached as Exhibit A, directly to the addressees shown on the CDRL Distribution List (Exhibit A-Page 8), as shown in the Deliverable Summary Table below.

DD1423 CONTRACT DATA REQUIREMENTS LIST DELIVERABLE SUMMARY TABLE

DD1423 CDRL Reference	**Description (DD1423 Blk. 3)**	**Basic Due Date (DD1423 Blks 12 & 13)**	**Option Due Date (If Exercised)**
A001	Status Report -	45, 90, DAC	60 Days AOE
A002	Draft and Final Report	150,180 DAC	90 Days AOE
A003	Software Product Specification	As required	
A004	Application Programs	As required	
A005	Computer Object Files	As required	
A006	Patent Application for Invention	90 DACC	
A007	Commercialization Report Update	240 DAC	

DAC -- Days After Contract award date
DACC -- Days After Contract Completion
AOE –After Option Exercised

Electronic submission of technical reports is preferred and encouraged. Electronic submissions should be sent to the e-mail addresses provided in the CDRL Distribution List; however, please note the following:

- Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.
- Electronic submission to Defense Technical Information Center (DTIC) shall be Unclassified/Unlimited reports. If submission is for limited documents, please send them on a disk or sign up for DTIC's web-based document submission system at **http://www.dtic.mil/dtic/submitting/elec_subm.html**

C.3 SUPPLEMENTAL INFORMATION – EXERCISE OF OPTION

The Government, at any time after effective date of the contract, may require the Contractor to furnish Option Item 0003 for delivery at the time(s) and place(s) and at the price(s) set forth herein. This option(s) shall be exercised, if at all, by written or telegraphic notice signed by the Contracting Officer within six (6) months after submission of Phase II proposal.

C.4 SUPPLEMENTAL FINAL REPORT INFORMATION

252.235-7011 Final Scientific or Technical Report NOV 2004

The Contractor shall--
(a) Submit one copy of the approved scientific or technical report delivered under this contract to the Defense Technical Information Center, Attn: DTIC-O, 8725 John J. Kingman Road, Fort Belvoir, VA 22060-6218;
(b) Include a completed Standard Form 298, Report Documentation Page, with each copy of the report; and
(c) For submission of reports in other than paper copy, contact the Defense Technical Information Center or follow the instructions at **http://www.dtic.mil**

SECTION D – PACKAGING AND MARKING

D.1 PACKAGING OF DELIVERABLES

All unclassified data shall be prepared for shipment in accordance with best commercial practice. Classified reports, data and documentation, if any, shall be prepared for shipment in accordance with the National Industrial Security Program Operating Manual, DOD 5220.22-M dated January 1995 with change 1 dated 31 July 1997 and change 2 dated 1 May 2000 and, when applicable, NISPOM Supplement 1 dated February 1995.

D.2 MARKING OF CONTRACTOR REPORTS

The Contractor shall prominently display on the cover of the final report the following information.

(1) Name and Business Address of Contractor
(2) Contract Award Number (from Block #1, Page 1 of this Award)
(3) Contract Dollar Amount
(4) Sponsor Name, Code and Activity Name,
(from EXHIBIT A – CDRL Distribution of Data Item Numbers (Block 14a-SPONSOR))
(5) Topic Number
(6) TPOC Name and Code

SECTION E – INSPECTION AND ACCEPTANCE

52.246-9	Inspection of Research and Development (Short Form)	APR 1984
252.246-7000	Material Inspection and Receiving Report	MAR 2003

E.1 INSPECTION AND ACCEPTANCE (DESTINATION)

Supplies/services will be inspected/accepted at:
Item 0001 and Item 0003 (if option is exercised) - Inspection and acceptance will be made at destination by a representative of the Government.
Item 0002 - Inspection and acceptance of all data will be as specified on the attached Contract Data Requirements List, DD Form 1423.

SECTION F – DELIVERABLES OR PERFORMANCE

52.242-15	Stop-Work Order	AUG 1989
52.242-17	Government Delay of Work	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

F.1 CONTRACTOR NOTICE REGARDING LATE DELIVERY

In the event the contractor anticipates or encounters difficulty in complying with the contract delivery schedule or date, he/she shall immediately notify the Contracting Officer in writing. The notice shall give the pertinent details; however, such notice shall not be construed as a waiver by the Government of any contract delivery schedule or of any rights or remedies provided by law or under this contract.

F.2 DURATION OF CONTRACT PERIOD (BASE and OPTIONAL REQUIREMENTS)

The total duration for the base requirement of this contract, including delivery of data shall be for a period of eight (8) months, beginning with the effective date of the contract.
The total duration for the optional requirement of this contract, including delivery of data shall be for a period of three (3)months, beginning with the effective date of the exercise of the option.

F.3 DELIVERIES AND PERFORMANCE

ITEM	DESTINATION	QTY	DELIVERY SCHEDULE
0001AA	See CDRL Distribution –Exhibit A-Page 8	1 EA	45 Days After Contract Award
0001AB	See CDRL Distribution –Exhibit A-Page 8	1 EA	90 Days After Contract Award
0001AC	See CDRL Distribution –Exhibit A-Page 8	1 EA	150 Days After Contract Award
0001AD	See CDRL Distribution –Exhibit A-Page 8	1 EA	180 Days After Contract - Award
0001AE	See CDRL Distribution –Exhibit A-Page 8	1 EA	90 Days After Contract Completion
0001AF	See CDRL Distribution –Exhibit A-Page 8	1 EA	240 Days After Contract Award
0002	SEE CONTRACT DATA REQUIREMENTS LIST (CDRL) – EXHIBIT A		
OPTION – (if exercised)			
0003AA	See CDRL Distribution –Exhibit A-Page 8	1 EA	60 Days After Option Exercised
0003AB	See CDRL Distribution –Exhibit A-Page 8	1 EA	90 Days After Option Exercised
0003AC	See CDRL Distribution –Exhibit A-Page 8	1 EA	90 Days After Option Completion

Data to be furnished under this contract shall be delivered PREPAID to destination at the time specified on the Contract Data Requirements List, DD Form 1423.

F.4 SCHEDULING A POST-AWARD CONFERENCE

Upon award of contract, the Contractor will contact the Technical Point of Contact (TPOC) to establish the time for a post-award conference. A post-award conference will be conducted within 21 days after award of the contract. This post-award conference can be held either in person, via Video (VTC), or Phone Teleconference.

The TPOC may also establish the time for a post-award conference, and if so, the Contractor will be given 5 working days notice prior to the date of the conference. This can also be held in person, via Video (VTC), or Phone Teleconference.

If a post-award conference has not been scheduled by the 16th day after receiving the contract, the Contractor is requested to contact the SBIR Sponsor (see CDRL Instructions for Distribution). Failure to conduct a post-award conference shall in no event constitute grounds for excusable delay by the Contractor in performance of any provision of this contract.

F.5 COMMERIALIZATION REPORT UPDATE

(a) The Contractor shall be required to update the initial mandatory report following commercialization results of the phase I project through the Web Site at **http://www.dodsbir.net/companycommercialization/** in accordance with CDRL A007 including:

1. The amount of revenue from the sale of products or services resulting from the research conducted hereunder;

2. Information on additional investment from any source, other than the SBIR Phase I contract or SBIR Phase II contracts, or STTR awards, to further the research and development conducted under the award;

3. A brief paragraph describing the results and benefits of the research as well as any drawbacks identified;

4. The number of patents resulting from the contractor's participation in the SBIR/STTR program;

5. Growth in number of firm employees; and

6. Other information the Contractor believes to be relevant to the contract or research topic.

(b) The Contractor is requested to voluntarily update such information annually.

F.6 NAVY SUMMARY REPORT

All Phase I award winners must electronically submit a Phase I summary report through the Navy SBIR website at the end of their Phase I contract. The Phase I Summary Report is a non-proprietary summary of Phase I results. It should not exceed 700 words, should include potential applications and benefits, and should require minimal work from the contractor because most of this information is required in the final report. The summary of the final report will be submitted through the Navy SBIR/STTR website at: **http://www.navysbir.com**, click on "Submission", and then click on "Submit a Phase I or II Summary Report". This report will be made publicly accessible via the Navy's Search Database.

SECTION G – CONTRACT ADMINISTRATION DATA

G.1 SUPPLEMENTAL INVOICING (DD250) INSTRUCTIONS

(a) The contractor shall provide a separate Material Inspection and Receiving Report (MIRR), DD250, for each deliverable/CLIN submission, to the TPOC.

(b) The Contractor shall cite on each DD250 the contract line item number (CLIN); the contract subline item number (SLIN); and the applicable Description as specified in this contract.

(c) The TPOC is responsible for the inspection and acceptance of all deliverables, as well as the completion of the DD250 submitted by the contractor.

(d) The TPOC, upon acceptance and completion of the DD250, will retain the Original Signed DD250 for their file, and forward copies of the Signed DD250 to the following:

(1) One (1) Copy will be submitted to the Contractor.

(2) One (1) Copy will be submitted to the Contracting Office for payment.

Submit to the Certifying Official identified below, who will then forward the certified DD250 to the payment address shown in block #15 of this order.

ELECTRONIC OR EMAIL SUBMISSIONS ARE ACCEPTABLE

NAVAL SEA LOGISTICS CENTER
ATTN: MR. ROBIN WILT, Code 02
5450 CARLISLE PIKE
P.O. BOX 2060
MECHANICSBURG, PA 17055-0795
EMAIL – ROBIN.WILT@NAVY.MIL
PHONE - 717-605-1343
FAX - 717-605-3995

SECTION H – SPECIAL CONTRACT REQUIREMENTS

H.1 EMPLOYMENT OF US GOV'T PERSONNEL RESTRICTED (NSLC) (APRIL 2004)

In performing this contract, the Contractor shall not use as a consultant or employ (on either a full or part time basis) any active duty U.S. Government personnel (civilian or military) without the prior written approval of the Contracting Officer. Such approval may be given only in circumstances where it is clear that no laws and no DOD or U.S. Government instructions, regulations, or policies might possibly be contravened and no appearance of a conflict of interest will result.

H.2 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE

All representations and certifications and other written statements made by the contractor in response to SECTION K of the solicitation or at the request of the contracting officer, incident to the award of the contract or modification of this contract, are hereby incorporated by reference with the same force and effect as if they were given in full text. Section K may be found in Microsoft Word format at **www.navysbir.com**, under "Submission" and "Reps & Certs for ONR Contracts".

H.3 RESEARCH AND ANALYTICAL WORK

A minimum of two-thirds of the research and/or analytical work to be performed under this contract shall be carried out by the contractor. Joint ventures and limited partnerships are permitted, provided that the entity created qualifies as a small business in accordance with the Small Business Act, 15 USC 631, and the definition included in Section 2.2 of the applicable Department of Defense SBIR Solicitation.

The primary employment of the principal investigator shall be with the contractor at time of award and during the performance of the proposed effort. Primary employment means that more than one-half of the principal investigator's time is spent with the contractor. Deviation from the above requirements shall be approved in writing by the Contracting Officer.

H.4 PLACE OF PERFORMANCE

All research or research and development work under this contract shall be performed by the contractor in the United States. "United States" means the fifty states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia.

H.5 SBIR FAST TRACK

The DoD SBIR program has implemented a streamlined Fast Track process for SBIR projects that attract matching cash from an outside investor for the Phase II SBIR effort (as well as for the

interim effort between Phases I and II). The purpose is to focus SBIR funding on those projects that are most likely to be developed into viable new products that DoD and others will buy and that will thereby make a major contribution to U.S. military and/or economic capabilities. Additional information pertaining to the Fast Track process may be found in Section 4.5 of the applicable Department of Defense SBIR Solicitation, that may be electronically accessed at **http://www.navysbir.com/**

H.6 SBIR INSTRUCTIONS AND GUIDANCE FOR PHASE II

Navy/Marine Corps Topics – Instructions and guidance for the submission of documentation and proposals in support of Phase II may be found in the "Solicitation Topics" section of the applicable Department of Defense SBIR Solicitation and also at the following website: **http://www.navysbir.com/**

SECTION I – CONTRACT CLAUSES

52.252-2 Clauses Incorporated By Reference (Small Purchase) FEB 1998

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov.far/
The full text of a DFAR clause can also be accessed electronically at these addresses:
http://www.acq.osd.mil/dpap/dfars/index.htm or
http://farsite.hill.af.mil/Vfdfar1.htm

SOURCE	TITLE	DATE
52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.204-2	Security Requirements	AUG 1996
52.204-7	Central Contractor Registration	OCT 2003
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	JAN 2005
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-14 Alt I	Integrity of Unit Prices (Oct 1997) - Alternate I	OCT 1997
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.219-6	Notice of Total Small Business Set-Aside	JUN 2003
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor -- Cooperation with Authorities and Remedies	JUN 2004
52.222-21	Prohibition of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	DEC 2001

52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	DEC 2001
52.223-6	Drug-Free Workplace	MAY 2001
52.223-11	Ozone-Depleting Substances	MAY 2001
52.225-13	Restrictions on Certain Foreign Purchases	MAR 2005
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-10	Filing of Patent Applications – Classified Subject Matter	APR 1984
52.227-11	Patent Rights--Retention By The Contractor (Short Form)	JUN 1997
52.227-20	Rights in Data-SBIR Program	MAR 1994
52.232-2	Payments Under Fixed-Price Research And Development Contracts	APR 1984
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2003
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.243-1 Alt V	Changes--Fixed-Price (Aug 1987) - Alternate V	APR 1984
52.245-4	Government-Furnished Property (Short Form)	JUN 2003
52.246-23	Limitation Of Liability	FEB 1997
52.249-1	Termination For Convenience Of The Government (Fixed Price) (Short Form)	APR 1984
52.249-9	Default (Fixed-Priced Research And Development)	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003
252.204-7005	Oral Attestation of Security Responsibilities	NOV 2001
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7031	Secondary Arab Boycott Of Israel	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7015	Technical Data--Commercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7017	Identification and Assertion of Use, Release or Disclosure Restrictions	JUN 1995
252.227-7018	Rights in Noncommercial Technical Data and Computer Software-Small Business Innovation Research (SBIR) Program	JUN 1995
252.227-7019	Validation of Asserted Restrictions--Computer Software	JUN 1995

252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7034	Patents - Subcontracts	APR 1984
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	JAN 2004
252.232-7010	Levies on Contract Payments	MAY 2005
252.243-7001	Pricing of Contract Modifications	DEC 1991
252.245-7001	Reports Of Government Property	MAY 1994

CLAUSES INCORPORATED BY FULL TEXT

52.244-6 Subcontracts for Commercial Items DEC 2004

(a) *Definitions.* As used in this clause--
"Commercial item" has the meaning contained Federal Acquisition Regulation 2.101, Definitions.
"Subcontract" includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.
(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.
(c) (1) The Contractor shall insert the following clauses in subcontracts for commercial items:
(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2)(3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceed $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (Apr 2002) (E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212(a));
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
(v) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201). (Flow down a required in accordance with paragraph (g) of FAR clause 52.222-39.)
(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 52.247-64).
(2) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

52.252-6 Authorized Deviations In Clauses APR 1984

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.
(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulations Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

252.235-7010 Acknowledgement of Support and Disclaimer MAY 1995

(a) The Contractor shall include an acknowledgment of the Government's support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the Naval Sea Systems Command under Contract No. (Reference Purchase Order Number shown on Page 1, Block #1)
(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the Naval Sea Systems Command.

NAVSEA-I01 Patent Application(s) (NAVSEA)

Upon report of a Subject Invention under the contract, see FAR 52.227-11, Patent Rights-Retention By the Contractor (Short Form), the Contracting Officer shall determine if, in that officer's opinion, the Government wishes to ensure that a nonprovisional patent application covering that Subject Invention is prepared and filed with the United States Patent and Trademark Office. In such case, the Contracting Officer may require the Contractor to furnish technical data in the form of a complete nonprovisional patent application and, the Contractor's choice, as appropriate, either a Confirmatory Instrument or (b) All material, except scientific articles or papers published in scientific journals, must, in related assignment(s) for any Subject Invention, all in accordance with the "Contract Data Requirements Lists", DD Form 1423, attached to this contract. A separate nonprovisional patent application may be required for each separate Subject Invention. If the Contracting Officer requires the Contractor to prepare the patent application, the Contracting Officer will: (1) negotiate an additional amount over and above the total contract price to cover the cost of preparing the patent application(s); and (2) modify the contract accordingly to increase the total price of the contract to cover the negotiated cost. Proposed amounts exceeding $10,000 per application will be subject to further evaluation by the Contracting Officer. The contractor may not be paid for preparing the application unless and until the contract has been modified to increase the contract price to cover the cost of the preparation. The contractor may not receive profit on this cost nor be compensated for the prosecution expenses incurred, the filing fee for the application, or the U.S. Patent and Trademark Office (PTO) issue fee.

Whether or not the Contractor is directed by the Contracting Officer to complete a nonprovisional patent application, the Contractor shall remain responsible for all other duties and requirements under the patent and data rights clauses of this contract.

If, after preparing a patent application at government expense, the Contractor decides not to file the patent application, the Contractor should immediately provide the Office of Counsel, IP Section, with the application and the related assignments. If, after filing in the United States Patent and Trademark Office, the Contractor decides not to continue prosecution of the patent application, the Contractor should immediately provide the Office of Counsel, IP Section, with the application, the file history, and the related assignment(s). The above documentation should be mailed to:

COMMANDER
NAVAL SEA SYSTEMS COMMAND
ATTN: SEA 00L2
1333 ISAAC HULL AVENUE SE STOP 1160
WASHINGTON NAVY YARD DC 20376-1160

NAVSEA-I02 Computer Software and/or Computer Database(s) (NAVSEA) APR 2004
Delivered to and/or Received From the Government

(a) The Contractor agrees to test for viruses all computer software and/or computer databases, as defined in the clause entitled "RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION" (DFARS 252.227-7014), before delivery of that computer software or computer database in whatever media and on whatever system the software is delivered. The Contractor warrants that any such computer software and/or computer database will be free of viruses when delivered.
(b) The Contractor agrees to test any computer software and/or computer database(s) received from the Government for viruses prior to use under this contract.
(c) Unless otherwise agreed in writing, any license agreement governing the use of any computer software to be delivered as a result of this contract must be paid-up and perpetual, or so nearly perpetual as to allow the use of the computer software or computer data base with the equipment for which it is obtained, or any replacement equipment, for so long as such equipment is used. Otherwise the computer software or computer database does not meet the minimum functional requirements of this contract. In the event that there is any routine to disable the computer software or computer database after the software is developed for or delivered to the Government, that routine shall not disable the computer software or computer database until at least twenty-five calendar years after the delivery date of the affected computer software or computer database to the Government.
(d) No copy protection devices or systems shall be used in any computer software or computer database delivered under this contract to restrict or limit the Government from making copies. This does not prohibit license agreements from specifying the maximum amount of copies that can be made.
e) Delivery by the Contractor to the Government of certain technical data and other data is now frequently required in digital form rather than as hard copy. Such delivery may cause confusion between data rights and computer software rights. It is agreed that, to the extent that any such data

is computer software by virtue of its delivery in digital form, the Government will be licensed to use that digital-form with exactly the same rights and limitations as if the data had been delivered as hard copy.
(f) Any limited rights legends or other allowed legends placed by a Contractor on technical data or other data delivered in digital form shall be digitally included on the same media as the digital-form data and must be associated with the corresponding digital-form technical data to which the legends apply to the extent possible. Such legends shall also be placed in human-readable form on a visible surface of the media carrying the digital-form data as delivered, to the extent possible.

NAVSEA-I03 Date/Time Processing Requirement – Information Technology (NAVSEA) JUN 2000

(a) All information technology (IT), whether commercial or noncommercial, delivered under this contract that will be required to perform date/time processing involving dates subsequent to December 31, 1999, shall be Year 2000 compliant if properly installed, operated, and maintained in accordance with the contract specifications and applicable documentation. If the contract requires that specific deliverables operate together as a system, this requirement shall apply to those deliverables as a system.
(b) "Information Technology" or "IT," as used in this requirement, means "information technology" as that term is defined at FAR 2.101, and further including those items that would otherwise be excluded by paragraph (c) of that definition. "Year 2000 compliant" (as defined at FAR 39.002) means that the IT accurately processes date/time data (including), but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other IT, used in combination with the IT being delivered, properly exchanges date/time data with it. The "proper exchange" of date/time data shall be in accordance with the interface requirements specification(s) of the contract.
(c) For line item deliverables which are commercial items (as defined at FAR 2.101), and which include commercial IT, the terms and conditions of the standard commercial warranty covering such commercial IT shall apply in addition to, and to the extent such terms and conditions are consistent with, this requirement. Any applicable commercial warranty shall be incorporated into this contract by attachment.
(d) Notwithstanding any provision to the contrary in any other warranty of this contract, or in the absence of any such warranty(ies), the remedies available to the Government under this requirement shall include those provided in the Inspection clause(s) of this contract. Nothing in this requirement shall be construed to limit any rights or remedies the Government may otherwise have under this contract.
(e) Unless specified elsewhere in the contract, the Contractor will also deliver to the Government a report summarizing any Year 2000 compliance testing that was performed, and the results thereof.
(f) The remedies available to the Government for noncompliance with this requirement shall remain available until 31 January 2001, or one hundred eighty (180) days after acceptance of the last deliverable IT item under this contract (including any option exercised hereunder), whichever is later.

NAVSEA-I04 Information And Data Furnished By the Government (FIXED-PRICE) (NAVSEA) APR 2004

(a) Contract Specifications. The Government will furnish, if not included as an attachment to the contract, any unique contract specifications set forth in Section C.
(b) Contract Drawings and Data. The Government will furnish contract drawings, design agent drawings, ship construction drawings, and/or other design or alteration data cited or referenced in Section C or in the contract specification as mandatory for use or for contract performance.
(c) Government Furnished Information (GFI). GFI is defined as that information essential for the installation, test, operation, and interface support of all Government Furnished Material enumerated on NAVSEA Form 4205/19 or Schedule A, as applicable, attached to the contract. The Government shall furnish only the GFI identified on the NAVSEA Form 4340/2 or Schedule C, as applicable, attached to the contract. The GFI furnished to the contractor need not be in any particular format. Further, the Government reserves the right to revise the listing of GFI on the NAVSEA Form 4340/2 or Schedule C, as applicable, as follows:

(1) The Contracting Officer may at any time by written order:

(i) delete, supersede, or revise, in whole or in part, data listed or specifically referenced in NAVSEA Form 4340/2 or Schedule C, as applicable; or

(ii) add items of data or information to NAVSEA Form 4340/2 or Schedule C, as applicable; or

(iii) establish or revise due dates for items of data or information in NAVSEA Form 4340/2 or Schedule C, as applicable.

(2) If any action taken by the Contracting Officer pursuant to subparagraph (1) immediately above causes an increase or decrease in the costs of, or the time required for, performance of any part of the work under this contract, an equitable adjustment shall be made in the contract price and delivery schedule in accordance with the procedures provided for in the clause of this contract entitled "CHANGES--FIXED-PRICE" (FAR 52.243-1).
(d) Except for the Government information and data specified by paragraphs (a), (b), and (c) above, the Government will not be obligated to furnish the Contractor any specification, standard, drawing, technical documentation, or other publication, notwithstanding anything to the contrary in the contract specifications, the GFI listed on the NAVSEA Form 4340/2 or Schedule C, as applicable, the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE)" (FAR 52.245-2), or any other term or condition of this contract.
(e) Referenced Documentation. The Government will not be obligated to furnish Government specifications and standards, including Navy standard and type drawings and other technical documentation, which are referenced directly or indirectly in the contract specifications set forth in Section C and which are applicable to this contract as specifications. Such referenced documentation may be obtained:
(1) From the ASSIST database via the internet at **http://assist.daps.dla.mil**
(2) By submitting a request to the
Department of Defense Single Stock Point (DoDSSP)
Building 4, Section D
700 Robbins Avenue
Philadelphia, Pennsylvania 19111-5094
Telephone (215) 697-2179
Facsimile (215) 697-1462

Commercial specifications and standards, which may be referenced in the contract specification or any sub-tier specification or standard, are not available from Government sources and should be obtained from the publishers.

NAVSEA-I05 Ownership Changes Notification

The Contractor shall make the following notification in writing:

When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records and/or its status as a Small Business or its SBIR eligibility, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

NSLC-I08 Substitution Or Addition Of Key Personnel (NSLC) APR 2004

(a) The contractor agrees to assign to the contract those persons whose resumes, personnel data forms, or personnel qualification statements were submitted with the contractor's proposal to fill the requirements of the contract. No substitutions or additions of personnel shall be made except in accordance with this provision.
(b) The contractor agrees that during the 180 days of the contract performance period, no personnel substitutions or additions will be permitted unless such substitutions or additions are necessitated by an individual's sudden illness, death or termination of employment. In any of these events, the contractor shall promptly notify the contracting officer and provide the information required by paragraph (d) below.
(c) If personnel for whatever reason become unavailable for work under the contract for a continuous period exceeding thirty (30) working days, or are expected to devote substantially less effort to the work than indicated in the proposal, the contractor shall propose a substitution of such personnel, in accordance with paragraph (d) below.
(d) All proposed substitutions or additions shall be submitted, in writing, to the Contracting Officer at least fifteen (15) days, (thirty (30) days if a security clearance must be obtained) prior to the proposed substitution or addition. Each request shall provide a detailed explanation of the circumstances necessitating the proposed substitution or addition, and a complete resume, including annual salary, for the proposed substitute or addition as well as any other information required by the Contracting Officer to approve or disapprove the proposed substitution or addition. All proposed substitutes or additions (no matter when they are proposed during the performance period) shall have qualifications that are equal to or higher than the qualifications of the person being replaced or the average qualifications of the people in the category which is being added to.
(e) In the event a requirement to increase the specified level of effort for a designated labor category, but not the overall level of effort of the contract occurs, the contractor shall submit to the Contracting Officer a written request for approval to add personnel to the designated labor category. The information required is the same as that required in paragraph (d) above. The additional personnel shall have qualifications greater than or equal to at least one (1) of the individuals proposed for the designated labor category.

(f) The Contracting Officer shall evaluate requests for substitution and/or addition of personnel and promptly notify the contractor, in writing, of whether the request is approved or disapproved.

(g) If the Contracting Officer determines that suitable and timely replacement of personnel who have been reassigned, terminated or have otherwise become unavailable to perform under the contract is not reasonably forthcoming or that the resultant reduction of productive effort would impair the successful completion of the contract or the delivery/task order, the contract may be terminated by the Contracting Officer for default or for the convenience of the Government, as appropriate. Alternatively, at the Contracting Officer's discretion, if the Contracting Officer finds the contractor to be at fault for the condition, he may equitably adjust (downward) the contract price or fixed fee to compensate the Government for any delay, loss or damage as a result of the contractor's action.

NSLC-I10	Authorized Changes Only By the Contracting Officer (NSLC)	APR 2004

(a) Except as specified in paragraph (b) below, no order, statement, or conduct of Government personnel who visit the Contractor's facilities or in any other manner communicate with Contractor personnel during the performance of this contract shall constitute a change under the "Changes" clause of this contract.

(b) The contractor shall not comply with any order, direction or request of Government personnel unless it is issued in writing and signed by the Contracting Officer, or is pursuant to specific authority otherwise included as a part of this contract.

(c) The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and notwithstanding provisions contained elsewhere in this contract, the said authority remains solely the Contracting Officer's. In the event the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority and no adjustment will be made in the contract price to cover any increase in charges incurred as a result thereof. The address and telephone number of the Contracting Officer is shown in Block #6 on page 1 of this contract.

SECTION J – LIST OF ATTACHMENTS

ATTACHMENT NUMBER	TITLE	NO. OF PAGES
Exhibit A	DDForm 1423 – Contract Data Requirements List (CDRL) Sequence Nos. A001 through A007	Seven (7)
And	CDRL Instructions for Distribution (Distribution Schedule)	One (1)

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP_______ TM_______ OTHER_______

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Small Business Innovation Research	N65538-06-M-0176	Xiom Corporation

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A001	Technical and Fiscal Progress Report	Topic N06-061 Status Report

4. AUTHORITY (*Data Acquisition Document No*)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
DI-MGMT-80227 (Block 16)	Block 16	NAVSEA 613

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCEY	12. DATE OF FIRST SUBMISSION
DD	B	2TIME	45 DAC
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
		Block 16	90 DAC

16. REMARKS

BLOCK 2: The report shall be an unsecured Adobe Portable Document Format (Adobe PDF) suitable for reproduction, with cover page bearing:

BLOCK 3: Subtitle, the cover sheet must also contain the Name and Business Address of Contractor, Contract Number, Title, Contract Dollar Amount, Reporting Period, Topic and Phase Number, TPOC Name and Code, Sponsor Name, Code and Activity Name, the Contract Data Requirements List (CDRL) Sequence Number, Principle Investigator, Security Classification and the period of performance; if none are originated, a statement to that effect shall be made. Address all work (conducted or completed) during the report period, include a point of contact for additional or detailed information, and detail labor as a single expense category. All attachments should be identified and referenced in the text of the report.

BLOCK 4: Paragraphs 10.2, 10.3d, 10.3f, 10.3g, 10.3lh, 10.3l, and 10.3p do not apply. Additional formatting will be discussed during the post award kickoff meeting

BLOCK 5: Item 0001 and (if negotiated and exercised) Item 0003

BLOCK 9: Distribution Statement B applies – "Distribution authorized to US Government agencies and their support contractors who have signed non-disclosure statements. Other requests for this document must be referred to NAVSEA 05DR", to protect information not owned by the US Government as set forth in DFARS 252.227-7018 "Rights in Noncommercial Technical Data and Computer Software- Small Business Innovation Research (SBIR) Program" of this contract. Date of Limited Rights determination is the date of Contractor's proposal to employ proprietary information in conduct of a SBIR contract.

BLOCKS 11 and 12: Submit electronically, 45 Days After Contract (DAC) award, to the TPOC, SBIR Sponsor and 05DRNAVSEA SBIR PM. Delivery of the Status Report via CD-ROM is required if submission is greater than 4MB is size (including attachments).

BLOCKS 11 and 13: Submit electronically 90 DAC to the TPOC, SBIR Sponsor and 05DRNAVSEA SBIR PM. Delivery of the Status Report via CD-ROM is required if submission is greater than 4MB is size (including attachments). Submit 60 Days After Option Exercised (if exercised)

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
TPOC:		1	
NSWC Carderock			
613			
SPONSOR:		1	
NAVSEA			
PEO SHIP			
NAVSEA SBIR PM:		1	
NAVSEA			
SEA 05DR			
15. TOTAL →		3	

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
P. J. Seylar	5/3/2006	Mr. Al Holder	5/3/2006

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP______ TM______ OTHER______

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Small Business Innovation Research	N65538-06-M-0176	Xiom Corporation

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A002	Technical Report – Study/Services	Topic N06-061 Draft and Final Report

4. AUTHORITY *(Data Acquisition Document No)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
DI-MISC-80508A	Block 16	NAVSEA 613

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD	B	See Schedule	150 DAC - BLOCK 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		Block 16	180 DAC

16. REMARKS

BLOCK 2: The report shall be an unsecured Adobe Portable Document Format (Adobe PDF) suitable for reproduction, with cover page bearing:

BLOCK 3: Subtitle, the cover sheet must also contain the Name and Business Address of Contractor, Contract Number, Title, Contract Dollar Amount, Reporting Period, Topic and Phase Number, TPOC Name and Code, Sponsor Name, Code and Activity Name, the Contract Data Requirements List (CDRL) Sequence Number, Principle Investigator, Security Classification, and the report submission date; if none are originated, a statement to that effect shall be made. Report shall include a single page project summary providing the inception dates of each Invention and Computer Program originating under the contract, and provide respective patent and copyright application data. Report body shall present the work completed in sufficient detail to permit independent verification of the results obtained; shall detail major accomplishments and Phase III transition plans (including patent and copyright applications); and shall cite applicable prior and existing Technical Data Rights utilized in performance of the Contract (if any).

BLOCK 4: Additional formatting will be discussed during the post award kick off meeting

BLOCK 5: Item 0001 and (if negotiated and exercised) Item 0003

BLOCK 8: Approval will be based on compliance with work statement requirements and technical content.

BLOCK 9: Distribution Statement B applies – "Distribution authorized to US Government agencies and their support contractors who have signed non-disclosure statements. Other requests for this document must be referred to NAVSEA 05DR", to protect information not owned by the US Government as set forth in DFARS 252.227-7018 "Rights in Noncommercial Technical Data and Computer Software- Small Business Innovation Research (SBIR) Program" of this contract. Date of Limited Rights determination is the date of Contractor's proposal to employ proprietary information in conduct of a SBIR contract.

BLOCK 12: Draft Final Report including Phase II Plan shall be submitted electronically 150 DAC (Days After Contract Award) to the TPOC, Sponsor and NAVSEA SBIR PM. These documents will be used in order to determine whether or not a Phase II proposal will be requested. Delivery of the Draft Final Report including Phase II Plan via CD-ROM is required if submission is greater than 4MB is size (including attachments).

BLOCK 13: Final Report shall be submitted electronically 180 DAC (Days After Contract Award), 90 Days After Option Completion (if exercised), to the TPOC, Sponsor and NAVSEA SBIR PM. Delivery of the Final Report via CD-ROM is required if submission is greater than 4MB is size (including attachments). The company shall, at the same time submit one copy of the final report directly to DTIC w/SF298 per the solicitation. See Section C.4

The company must also electronically submit a Phase I summary report through the Navy SBIR website (http://www.navysbir.com, click "Submissions") at the end of their Phase I contract. The Phase I Summary Report is a non-proprietary summary of Phase I results. It should not exceed 700 words and should include potential applications and benefits. See Section F.6

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
TPOC:	1	1	
NSWC Carderock			
613			
SPONSOR:	1	1	
NAVSEA			
PEO SHIP			
NAVSEA SBIR PM:	1	1	
NAVSEA			
SEA 05DR			
DTIC:		1	
DTIC-OCA			
SUMMARY COPY:			
ONR		1	
15. TOTAL →	3	5	

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
P. J. Seylar	5/3/2006	Mr. Al Holder	5/3/2006

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0002	A	TDP_____ TM_____ OTHER_____

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Small Business Innovation Research	N65538-06-M-0176	Xiom Corporation

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A003	Software Delivery Acceptance	Topic N06-061 Software Product Specification

4. AUTHORITY (Data Acquisition Document No)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
"37 CFR, Chapter 1"	BLOCK 16	NAVSEA 613

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCEY	12. DATE OF FIRST SUBMISSION
DD	D	Block 16	Block 16
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		NONE	NONE

16. REMARKS

Applies to Computer Software developed or produced by the Contractor, Consultants, and sub-Contractors; does not apply to Commercial Software

BLOCK 9: Distribution Statement D applies – Distribution authorized to the Department of Defense and their support contractors who have signed non-disclosure statements only. (Operational/Administrative use) (October 1993) Other requests for this document must be referred to NAVSEA 05DR.

BLOCK 10: One delivery shall be made for each software version furnished to the Government and will include a copy of its associated Software Version Description (SVD)

BLOCKS 12: If To be submitted with the delivery of any new version of software to the Government.

BLOCK 14: Delivery of software shall be on CDs. One CD shall contain the source code and one disk/CD shall contain the object code. The source code shall be in ASCII format and the object code shall be in the form required by the computer for which it was compiled.

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
TPOC:		1	
NSWC Carderock			
613			
SPONSOR:		1	
NAVSEA			
PEO SHIP			
NAVSEA SBIR PM:		1	
NAVSEA			
SEA 05DR			
15. TOTAL →		3	

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
P. J. Seylar	5/3/2006	Mr. Al Holder	5/3/2006

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing, instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.	0002
B. EXHIBIT	A
C. CATEGORY:	TDP ____ TM ____ OTHER ____
D. SYSTEM/ITEM	Small Business Innovation Research
E. CONTRACT/PR NO.	N65538-06-M-0176
F. CONTRACTOR	Xiom Corporation
1. DATA ITEM NO	**A004**
2. TITLE OF DATA ITEM	Computer Software Product End Items
3. SUBTITLE	Topic N06-061 Application Programs
4. AUTHORITY *(Data Acquisition Document No)*	DI-MCCR-80700 (BLOCK 16)
5. CONTRACT REFERENCE	BLOCK 16
6. REQUIRING OFFICE	NAVSEA 613
7. DD 250 REQ	DD
8. APP CODE	A
9. DIST STATEMENT REQUIRED	C
10. FREQUENCY	AS REQ
11. AS OF DATE	30 DACC
12. DATE OF FIRST SUBMISSION	90 DACC
13. DATE OF SUBSEQUENT SUBMISSION	NONE

16. REMARKS

BLOCK 3: Commercial Programs acquired for use under contract, including commercial "Applications Programs" in the original Media with the original Hardcopy Documentation. Contractor may retain "Accounting" and "Word Processing" programs; and may procure and retain (at his option) a duplicate original of any other Commercial Program.

BLOCK 4: DI-MCCR-80700 sections 7.1 and 7.3 do not apply.

BLOCK 5: Item 0001 and (if negotiated and exercised) Item 0003

BLOCK 8: Acceptance at destination.

BLOCK 9: Distribution Statement C applies – "Distribution authorized to US Government agencies and their support contractors in accordance with DFARS 252.227-7018 of this contract. Other requests for this document must be referred to NAVSEA 05DR"; to protect software documentation releasable only in accordance with DoD Instruction 7930.2. Data of Limited Rights determination is the date of Contractor's proposal to employ commercial software in conduct of a SBIR contract.

BLOCK 11: 30 Days After Contract Completion (DACC)

BLOCK 12: If required, 90 Days After Contract Completion (DACC) (or Option, if exercised).

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
TPOC:		1	
NSWC Carderock			
613			
SPONSOR:		1	
NAVSEA			
PEO SHIP			
NAVSEA SBIR PM:		1	
NAVSEA			
SEA 05DR			
15. TOTAL →		3	

G. PREPARED BY	**H. DATE**	**I. APPROVED BY**	**J. DATE**
P. J. Seylar	5/3/2006	Mr. Al Holder	5/3/2006

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.: 0002
B. EXHIBIT: A
C. CATEGORY: TDP____ TM____ OTHER____

D. SYSTEM/ITEM: Small Business Innovation Research
E. CONTRACT/PR NO.: N65538-06-M-0176
F. CONTRACTOR: Xiom Corporation

1. DATA ITEM NO.: **A005**
2. TITLE OF DATA ITEM: Computer Software Product End Items
3. SUBTITLE: Topic N06-061 Computer Object Files
4. AUTHORITY (Data Acquisition Document No): DI-MCCR-80700 BLOCK 16
5. CONTRACT REFERENCE: BLOCK 16
6. REQUIRING OFFICE: NAVSEA 613
7. DD 250 REQ: LT
8. APP CODE: A
9. DIST STATEMENT REQUIRED: B
10. FREQUENCY: AS REQ
11. AS OF DATE: BLOCK 16
12. DATE OF FIRST SUBMISSION: BLOCK 16
13. DATE OF SUBSEQUENT SUBMISSION: BLOCK 16

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
TPOC:		1	
NSWC Carderock			
613			
SPONSOR:		1	
NAVSEA			
PEO SHIP			
NAVSEA SBIR PM:		1	
NAVSEA			
SEA 05DR			
15. TOTAL →		3	

16. REMARKS

BLOCK 3: Computer application and object files and related documentation, produced by the Contractor's Technical employees or consultants, including "Word Processing" object files, in CD-ROM format. Adobe PDF files of existing documents (including operator instructions, design specifications, or Engineering notes) are acceptable for documentation of object files authored under this contract.

BLOCK 4: DI-MCCR-80700 sections 7.1 and 7.3 do not apply.

BLOCK 5: Item 0001 and (if negotiated and exercised) Item 0003

BLOCK 8: Acceptance at destination.

BLOCK 9: Distribution Statement B applies – "Distribution authorized to US Government agencies and their support contractors who have signed non-disclosure statements. Other requests for this document must be referred to NAVSEA 05DR, to protect software documentation releasable only in accordance with DoD Instruction 7930.2. Data of Limited Rights determination is the date of Contractor's proposal to commercial software in conduct of a SBIR contract.

BLOCK 11: 30 Days After Contract Completion (DACC)

BLOCK 12: If required, 90 Days After Contract Completion (DACC), (or option, if exercised)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
P. J. Seylar	5/3/2006	Mr. Al Holder	5/3/2006

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing, instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address. Send completed form to the Government issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO. 0002	**B. EXHIBIT** A	**C. CATEGORY:** TDP_____ TM_____ OTHER_____
D. SYSTEM/ITEM Small Business Innovation Research	**E. CONTRACT/PR NO.** N65538-06-M-0176	**F. CONTRACTOR** Xiom Corporation

1. DATA ITEM NO **A006**	2. TITLE OF DATA ITEM Report of Invention & Disclosure	3. SUBTITLE Topic N06-061 Patent Application for Invention
4. AUTHORITY *(Data Acquisition Document No)* "37 CFR, Chapter 1"	5. CONTRACT REFERENCE BLOCK 16	6. REQUIRING OFFICE NAVSEA 613

7. DD 250 REQ LT	9. DIST STATEMENT REQUIRED B	10. FREQUENCY As Required	12. DATE OF FIRST SUBMISSION BLOCK 16
8. APP CODE A		11. AS OF DATE NONE	13. DATE OF SUBSEQUENT SUBMISSION As Required

16. REMARKS

BLOCK 3: A Patent application prepared in accordance with the Rules of Practice of the United States Patent and Trademark Office (PTO) (as set forth in 37 CFR Chapter 1), including Specification, Drawings, Abstract, and one or more Claims, together with an appropriate declaration executed by the inventor(s), all in accordance with 37 CFR. The Patent Application shall be accompanied by one of the two instructions described below:

1. An assignment of the invention by the Contractor to the Government of the United States of America as represented by the Secretary of the Navy shall be delivered to the Contracting Officer upon exercise of the Contractor's election under FAR 52.227-11 to not apply to the PTO for Patent (the Government applies for Patent and you receive use license).
2. A confirmation instrument identifying nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced the invention for or on behalf of the United States, and also granting the Government an irrevocable power to inspect and make copies of the application and related papers in the PTO, shall be delivered to the Contracting Officer upon exercise of the Contractor's election under FAR 52.227-11 to apply to the PTO for Patent (the Government receives license to use your patent)

BLOCK 4: DI-MCCR-80700 sections 7.1 and 7.3 do not apply.

BLOCK 5: Item 0001 and (if negotiated and exercised) Item 0003

BLOCK 8: Acceptance at destination.

BLOCK 9: Distribution Statement B applies – "Distribution authorized to US Government agencies and their support contractors who have signed non-disclosure statements. Other requests for this document must be referred to NAVSEA 05DR, to protect software documentation releasable only in accordance with DoD Instruction 7930.2. Data of Limited Rights determination is the date of Contractor's proposal to commercial software in conduct of a SBIR contract.

BLOCKS 12: If required, 90 Days After Contract Completion (DACC), (or option, if exercised).

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
TPOC:		1	
NSWC Carderock			
613			
SPONSOR:		1	
NAVSEA			
PEO SHIP			
NAVSEA SBIR PM:		1	
NAVSEA			
SEA 05DR			
LEGAL COUNSEL:		1	
NAVSEA			
00L2			
15. TOTAL →		4	

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
P. J. Seylar	5/3/2006	Mr. Al Holder	5/3/2006

CONTRACT DATA REQUIREMENTS LIST *(1 Data Item)*	*Form Approved* *OMB No. 0704-0188*

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
	A	TDP_____ TM_____ OTHER_____

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Small Business Innovation Research	N65538-06-M-0176	Xiom Corporation

1. DATA ITEM NO	2. TITLE OF DATA ITEM	3. SUBTITLE
A007	Commercialization Report Update	Topic N06-061

4. AUTHORITY *(Data Acquisition Document No)*	5. CONTRACT REFERENCE	6. REQUIRING OFFICE
USD (AT&T) Policy 10/21/98	BLOCK 16	NAVSEA 613

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT		ONE TIME	240 DAC
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
N		NONE	BLOCK 16

16. REMARKS

BLOCK 5: Applies to all CLINS and sub-CLINS, which reference CDRL A007.

BLOCK 12: Deliver 240 Days After Contract Award (DAC) Reference Section F.5 of this award.

BLOCK 13: The contractor will be required to update this information each time they submit a proposal for either the SBIR or STTR program. This information will be used in evaluating future submissions to the SBIR/STTR program per the guidelines outlined in the solicitation. Reference Section F.5 of this award.

Electronic submission of the Update is required through web site http://www.dodsbir.net/companycommercialization/. If any questions, please call the DoD SBIR/STTR Help Desk at 1-800-382-4634

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →			

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
P. J. Seylar	5/3/2006	Mr. Al Holder	5/3/2006

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.	B. EXHIBIT A	C. CATEGORY: TDP ____ TM ____ OTHER ____

D. SYSTEM/ITEM	E. CONTRACT/PR NO. N65538-06-M-0176	F. CONTRACTOR Xiom Corporation

16. REMARKS (*Continued*)

BLOCK 14a:Distribution of Data Item Number **A001** thru **A006**

TPOC:
Naval Surface Warfare Center,Carderock
ATTN: Mr. Al Holder Code 613
9500 MacArthur Blvd
West Bethesda, MD 20817-5700
(Phone) (301)227-4787
(Fax) (301)227-4814
albert.holder@navy.mil

SPONSOR:
Naval Sea Systems Command PEO SHIP
Mr. Glen Sturtevant PEO SHIP
Attn: Elizabeth (Fox) Madden
CODE 33X W265A
875 N. Randolph Street
Arlington, VA 22205-1995
foxe@onr.navy.mil

NAVSEA SBIR PM:
NAVSEA SBIR Program Manager
ATTN: Mrs. Janet Jaensch SEA 05DR
1333 Isaac Hull Ave. SE
Bldg. 197 Rm. 2W-3630
Washington Navy Yard, DC 20376
navsea_sbir@navsea.navy.mil

BLOCK 14a:Distribution of Data Item Number **A002** only

DTIC:
ATTN: DTIC-OCA
Defense Technical Information Center
8725 John J Kingman Road, Suite 0944
Ft. Belvoir, VA 22060-6218
http://www.dtic.mil/dtic/submitting/elec_subm.html

Note: If the report is classified, the sponsoring DoD activity will provide special submission instructions.

SUMMARY COPY:
Office of Naval Research (ONR)
Navy SBIR/STTR website
http://www.navysbir.com
Click on "Submission", and then click on "Submit a Phase I or II Summary Report".

BLOCK 14a:Distribution of Data Item Number **A006** only

LEGAL COUNSEL:
Naval Sea Systems Command
ATTN: Mr. Andrew Saunders SEA 00L2
1333 Isaac Hull Ave. SE
Bldg. 197
Washington Navy Yard, DC 20376